HUBER CAPITAL EQUITY INCOME FUND
Investor Class (HULIX)
Institutional Class (HULEX)

SUMMARY PROSPECTUS

February 28, 2014

Before you invest, you may want to review the Huber Capital Equity Income Fund’s Statutory Prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated February 28, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus and other information about the Fund online at http://hubercap.com/content.php?pageid=12&page=mutual.  You can also get this information at no cost by calling the Fund toll-free at 888-HUBERCM (888-482-3726) or by sending an e-mail request to FundInfo@hubercap.com.

Investment Objective
The Huber Capital Equity Income Fund (the “Equity Income Fund”) seeks to achieve current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Income Fund.

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%	0.99%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%1
Other Expenses (includes Shareholder Servicing Plan Fee)	0.88%	0.62%
Shareholder Servicing Plan Fee	0.25%	0.00%1
Total Annual Fund Operating Expenses	2.12%	1.61%
Less: Fee Waiver and Expense Reimbursement2	-0.63%	-0.62%
Net Annual Fund Operating Expenses	1.49%	0.99%
1
The Equity Income Fund’s “Distribution and Service (“Rule 12b-1”) Fees” and “Shareholder Servicing Plan Fee” may each accrue up to 0.25% of the average daily net assets of the Institutional Class shares; however, the accrual of each fee is currently set at 0.00% through at least February 27, 2015, and any accrual increase must first be approved by the Trust’s Board of Trustees (the “Board”).

2
Huber Capital Management, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Equity Income Fund to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 1.49% of the average daily net assets of the Investor Class and 0.99% of the average daily net assets of the Institutional Class (the “Expense Caps”).  The Expense Caps will remain in effect through at least February 27, 2015, and may be terminated only by the Trust’s Board.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Equity Income Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$152	$603	$1,081	$2,402
Institutional Class	$101	$447	$818	$1,859

Portfolio Turnover.  The Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.36% of the average value of its portfolio.

Principal Investment Strategies
The Equity Income Fund invests primarily in a diversified portfolio of common stocks, normally investing at least 80% of its net assets (plus borrowings for investment purposes) in large capitalization U.S. companies (“large cap companies”) whose stocks are considered by the Adviser to be undervalued.  The Adviser currently considers large cap companies to be those with market capitalizations in the range of those found in the Russell 1000® Value Index, although the portfolio will generally consist of stocks with a market capitalization of $1 billion or above at time of initial purchase.  The market capitalization range of the Index changes constantly, but as of its most recent reconstitution date, June 28, 2013, the market capitalization range for the Russell 1000® Value Index was between $487 million and $422 billion.  Market capitalization is measured at the time of initial purchase.  The Fund also normally invests in stocks with high cash dividends or payout yields relative to the market.  Payout yield refers to dividend yield (the yield from dividends paid) plus buyback yield (the yield associated with a company buying back its own shares to reduce the number of shares on the market, thereby increasing the earnings per share for the remaining shares).

The Equity Income Fund may make significant investments in securities of non-U.S. issuers (“foreign securities”), including issuers in emerging markets.  The Fund will invest primarily in domestic U.S. securities but reserves the right to invest up to 20% of its net assets in American Depositary Receipts (“ADRs”), dollar-denominated foreign securities, or directly in foreign securities including emerging markets.  Should appropriate investment opportunities be available, the Fund may invest in initial public offerings (“IPOs”) but not in an amount that exceeds 50% of the Fund’s total assets.  Additionally, the Fund may invest in Rule 144A and other restricted equity securities but not in an amount that exceeds 15% of the Fund’s total assets.  From time to time, the Fund may be invested in securities of companies in the same economic sector.

The Adviser employs a value investing style, investing in stocks which, in the Adviser’s opinion, trade at a significant discount to the present value of future cash flows.  The Adviser attempts to identify out-of-favor stocks that represent solid fundamental value.  The Adviser identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research.  The process includes an initial review, in-depth analysis, and employment of the Adviser’s proprietary valuation methodology.

The Adviser’s decision to sell portfolio securities is based on valuation, risk and portfolio guidelines.  As individual stocks approach their intrinsic value or established target price and decline in their relative attractiveness, they become candidates for sale.  Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment.  Proceeds from sales are reinvested in companies that are more attractively valued based on the purchase disciplines.

Principal Risks
Losing all or a portion of your investment is a risk of investing in the Equity Income Fund.  The following additional risks could affect the value of your investment:

•
Market Risk.  The value of the Equity Income Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

•
Equity Risk.  The risks that could affect the value of the Equity Income Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

•
Foreign Securities and Emerging Markets Risk.  The Equity Income Fund may invest in foreign securities and in emerging markets.  These investments are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.  In addition, the Fund may invest in emerging markets which are more volatile than the markets of developed countries.

•
Initial Public Offering Risk.  The Equity Income Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

•
Management Risk.  The Equity Income Fund is subject to management risk because it is an actively managed investment portfolio and because the Fund relies on the Adviser’s ability to pursue the Fund’s goal.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.

•
Value Style Investing Risk.  The Adviser follows an investing style that favors value investments.  The value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Equity Income Fund may underperform other funds that use different investing styles.

•
Sector Emphasis Risk.  Sector emphasis risk is the risk that the securities of companies in the same or related businesses, if comprising a significant portion of the Equity Income Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Equity Income Fund to sell these securities.

Who May Want to Invest in the Fund?

The Equity Income Fund may be appropriate for investors who:

—	Have a long-term investment horizon;

—	Want to add an investment with potential for capital appreciation to diversify their investment portfolio; and

—	Can accept the greater risks of investing in a portfolio with common stock holdings.

Performance
The following performance information indicates some of the risks of investing in the Equity Income Fund.  The bar chart illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year.  The table illustrates how the Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of a broad measure of market performance, as well as an index that reflects the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  The Fund’s past performance benefited from IPOs of certain issuers.  To the extent the Fund’s historical performance resulted from gains derived from participation in IPOs and secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO and secondary offerings in the future.  Updated performance information is available on the Fund’s website at www.hubercap.com or by calling the Fund toll-free at 888-HUBERCM (888-482-3726).

Equity Income Fund, Investor Class
Calendar Year Total Returns as of December 31

During the period of time shown in the bar chart, the Equity Income Fund’s highest quarterly return was 31.46% for the quarter ended June 30, 2009, and the lowest quarterly return was -30.93% for the quarter ended December 31, 2008.

Average Annual Total Returns (For the periods ended December 31, 2013)			Since Inception
	1 Year	5 Years	(6/29/07)

Investor Class1
Return Before Taxes	37.21%	25.64%	6.62%
Return After Taxes on Distributions	36.97%	25.51%	6.25%
Return After Taxes on Distributions and Sale of Fund Shares	21.26%	21.29%	5.11%
Institutional Class1
Return Before Taxes	37.78%	25.87%	6.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	5.51%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	3.90%

1
The former Institutional Class shares were re-designated as Investor Class shares on October 25, 2011.  The Investor Class incepted on June 29, 2007, and the current Institutional Class incepted on October 25, 2011.  Performance shown prior to the inception of the current Institutional Class reflects the performance of the Investor Class and includes expenses that are not applicable to and are higher than those of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for the Investor Class; after-tax returns for the Institutional Class will vary to the extent it has different expenses.

Management
Investment Adviser.  Huber Capital Management, LLC is the Equity Income Fund’s investment adviser.

Portfolio Manager.  Joseph Huber, Chief Executive Officer and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Equity Income Fund’s portfolio.  Mr. Huber has managed the Fund since its inception in 2007.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Equity Income Fund shares on any business day by written request via mail (Huber Capital Equity Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 888-HUBERCM (888-482-3726), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular	$5,000	$100
Retirement Accounts	$2,500	$100
Institutional Class	$1,000,000	$5,000

Tax Information
Equity Income Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Equity Income Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.